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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-50451 of Dollar General Corporation of our report dated February 24, 1998, appearing in the Annual Report on Form 10-K of Dollar General Corporation for the year ended January 30, 1998 and to the reference to us under the caption "Experts" in the Prospectus, which is part of this Registration Statement.

/s/  DELOITTE & TOUCHE LLP

Nashville, Tennessee
May 11, 1998